Exhibit 99.3

Reimagining the Path to Homeownership with AI - driven innovation March 2026 Corporate Presentation NASDAQ: AIRE

Disclaimers This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by reAlpha Tech Corp . (“reAlpha,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions . This presentation also contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including, without limitation, statements relating to reAlpha’s plans, strategies, objectives, expectations, intentions and adequacy of resources . These forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause reAlpha’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, such as reAlpha’s limited operating history ; the health of the U . S . residential real estate industry and changes in general economic conditions ; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U . S . states brokerage licenses ; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets ; reAlpha’s ability to regain compliance with Nasdaq Listing Rule 5550 (a)(2) and maintain compliance with other applicable Nasdaq Listing Rules ; risks specific to artificial intelligence ("AI")based technologies, including potential inaccuracies, bias, or regulatory restrictions ; the availability of rebates, which may be limited or restricted by state law ; reAlpha's ability to integrate the business of its acquired companies into its existing business and the anticipated demand for the services offered by such acquired companies ; reAlpha’s ability to maintain and strengthen its brand and reputation ; reAlpha’s ability to reduce the manual loan processing time and manual effort of its employees through the implementation of its internal AI - powered Loan Officer Assistant ; reAlpha’s ability to improve data accuracy and boost engagement of its brand through its redesigned website ; reAlpha’s ability to enhance its operational efficiency, improve cross - functional coordination and support the reAlpha platform’s continued growth through the implementation of its new processes and initiatives, including upgrades thereto ; reAlpha’s ability to continue attracting loan officers and maintain its relationship with its REALTOR® affiliate to expand its operations nationally ; reAlpha’s ability to execute business objectives and growth strategies successfully or sustain its growth ; the ability of reAlpha’s customers to pay for reAlpha’s services ; reAlpha’s ability to successfully enter new geographic markets ; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U . S . states and maintain, or obtain, brokerage licenses in such states ; reAlpha’s ability to commercialize its developing AI - based technologies ; the potential loss of key employees at reAlpha and its acquired companies including, but not limited to, Naamche, Inc . (“U . S . Naamche”) and Realpha Nepal Pvt . Ltd . (“reAlpha Nepal Pvt Limited,” and together with U . S . Naamche, “reAlpha Nepal”), AiChat Pte . Ltd . , Hyperfast Title LLC, and Debt Does Deals, LLC (f/k/a Be My Neighbor) (“reAlpha Mortgage”) ; changes in applicable laws or regulations, including with respect to the real estate market, AI and AI technologies, the impact of the regulatory environment and complexities with compliance related to such environment and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10 - K for the period ended December 31 , 2025 , and other filings that may be filed with the SEC from time to time . Nothing contained herein is, or should be relied on as, a promise or representation as to the future . The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction . 2 We caution you not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by law. Use of Non - U . S . GAAP Financial Measures This presentation includes Adjusted EBITDA, a financial measure that is not presented in accordance with generally accepted accounting principles in the United States (“U . S . GAAP”) and may be different from non - U . S . GAAP financial measures used by other companies . We reconcile our Adjusted EBITDA to our net income (loss) adjusted to exclude interest expense, depreciation and amortization, share - based compensation, and other non - cash, non - operating, or non - recurring items that we believe are not indicative of our core business operations . We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes . We believe that this non - U . S . GAAP financial measures may be helpful to investors because it provides consistency and comparability with past financial performance . This non - U . S . GAAP financial measure is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U . S . GAAP . A reconciliation of this non - U . S . GAAP financial measure to the most directly comparable U . S . GAAP measures can be found in the appendix to this presentation and in our public filings with the SEC . Trademarks This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. Use of AI Images on this presentation may be produced using AI. These AI - generated images are for illustrative purposes only and may not represent actual events or entities. Industry and Market Data This presentation contains information obtained from third - party sources, including industry publications, market research, and other publicly available data . While we believe such third - party sources to be reliable as of the date of this presentation, we have not independently verified the accuracy or completeness of any such information . Additionally, information contained in this presentation concerning our industry is also based on management’s good faith estimates, which estimates are derived from management’s knowledge of the industry and publicly available information released by third - party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets . Similarly, we believe our internal research is reliable, however, such research has not been verified by any independent sources .

Executive Summary

reAlpha is building a **next-generation, vertically integrated real estate technology company** that leverages **AI** to streamline and monetize the full home buying and selling journey

Full-Stack Revenue Model	By unifying Real Estate, Mortgage, and Title services into a single platform, reAlpha is able to capture value across the entire home purchase process[1]
Purpose-Built, AI-Powered Tech Platform	With an underlying tech platform purposefully designed for homebuyers underpinning the product and operations, reAlpha is focused on delivering a fully-integrated, AI-powered customer experience
Consumer Savings Drive Engagement	The "commission rebate at closing" model is designed to boost user adoption and cross-service utilization by offering tangible savings to homebuyers
Efficiency & Value at Every Step	Focused on optimizing the entire transaction process, reAlpha aims to deliver superior customer value through automation and integration

[1] As of March 3, 2026, reAlpha holds real estate brokerage licenses in 13 U.S. states and Washington, D.C., mortgage brokerage licenses in 31 U.S. states, and title agency licenses in 3 U.S. states. All three services (Real Estate, Mortgage, and Title) are currently available on the reAlpha platform in Florida and Virginia; two of the three services are available in eight additional U.S. states; and at least one homebuying service is available in 35 U.S. states and Washington, D.C.

reAlpha 3

Investment Highlights

1. **Massive $3 Trillion+ Market, Purpose-Built for the Modern Homebuyer**
   reAlpha is targeting the multi-trillion-dollar[1] opportunity across real estate, mortgage, and title with a tech-first model designed for scalability, efficiency, and cross-vertical revenue generation

2. **Monetization of the Full Transaction**
   Unlike traditional brokerages, reAlpha expects to unlock greater revenue potential from each customer by driving multiple revenue streams across the entire home purchase process, from Real Estate to Mortgage to Title

3. **Scale Through Organic Growth and Strategic Acquisitions**
   Real Estate and Mortgage licensing expansion, combined with prior targeted, accretive acquisitions, have expanded reAlpha's capabilities, reach, and revenue, which drove a 376% year-over-year revenue increase in FY 2025

4. **Stronger Balance Sheet Provides Foundation for Future Growth**
   The July 2025 repayment of the secured promissory note simplified reAlpha's capital structure, better positioning reAlpha for continued product development and market expansion

5. **Execution Backed by Experience**
   Leadership team has deep expertise in technology, finance, and real estate, and has a track record of leading complex integrations and building high-performing, customer-focused operations

reAlpha

[1] Refers to sum of the U.S. Housing Market, U.S. Mortgage Origination Market, and U.S. Title Insurance Market. U.S. Housing Market data sourced from Redfin and Clever Real Estate[4.1]; U.S. Mortgage Origination Market sourced from Trading Economics and Consumer Affair[4.2] and includes refinances; U.S. Title Insurance Market sourced from IBISWorld for calendar year 2025

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$3.4 Trillion U.S. Real Estate Market Represents Significant Opportunity

U.S. Housing Market	U.S. Mortgage Origination Market	U.S. Title Insurance Market
~$85B Total Commissions Paid (2025)	**~$21B** Total Mortgage Broker Commissions	**~$17.1B** Total Title Insurance Revenue
$1.5T Total Home Transactions Value	**$1.9T** Total Value of Mortgages Originated	

U.S. Housing Market data sourced from Redfin and Clever Real Estate[4.1]

U.S. Mortgage Origination Market sourced from Trading Economics and Consumer Affair[4.2] and includes refinances

U.S. Title Insurance Market sourced from IBISWorld for calendar year 2025

reAlpha

$3.4T is the sum of the Total Home Transactions Value and the Total Value of Mortgage Originated

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Homebuying Today: Costly, Complex, and Fragmented Many Costs and a Complex Process Numerous Fees are Standard • Consumers aren't financially rewarded when using standalone services in the homebuying process and pay a fee for each service • Buyers often assume commissions are paid by the seller, but in reality, they are usually built into the home price 1 Slow and Complex • We believe the customer experience is inefficient and overcomplicated by a lack of integration that increases time (4 - 8 weeks) 2 for a home loan and effort • The industry suffers from a lack of automation with incumbents slow to adapt and constrained by outdated business models and technology Fragmented Operations • Consumers must coordinate across multiple vendors: real estate, mortgage, title and more Traditional Market Not Up to the Task 6 1 Data sourced from I nvestopedia $ $ $ $ $ $ $ $ Closing 2 Data sourced from Redfin

SECURITIES BROKER Order routing, data subscriptions and bid/ask spreads $68.5B ADVERTISING Algorithm - driven personalized advertising $3.7T TRAVEL Merchant model, bundling trips and trip insurance $26.4B Analogous Industries Disrupted by Tech - Driven Innovations Industry Company New Revenue Model Market Capitalization 7 ...why not real estate? Market capitalizations are in USD and reflect values as of March 3, 2026, on Yahoo Finance. All product names, logos and brands are property of their respective owners.

reAlpha: Reimagining the Path to Homeownership

A Unified Platform **Powered by AI** and backed by **Human Expertise**


reAlpha
AI
Automation
Data Science
Closing
+ Human Expertise

1. **Consumer-Aligned Pricing Model**
   "Commission rebate at closing" approach rewards homebuyers who use multiple services on the reAlpha platform. It aims to maximize consumer value while aligning incentives and increasing monetization opportunities

2. **AI-Driven Customer Experience**
   Claire, reAlpha's proprietary AI assistant, delivers always-on guidance, handling search, education, and transaction support in real time. This is expected to improve efficiency, reduce friction, and scale far beyond what traditional agents can provide

3. **More Seamless Vertically Integrated Platform**
   reAlpha owns and operates across real estate, mortgage and title, unlocking the full-stack revenue, streamlining the customer experience, and reducing handoffs through automation and optimized operations

4. **Scalable, Tech-Enabled Operations**
   A blend of proprietary AI systems and distributed service teams enables reAlpha to support growth efficiently and maintain high service standards, with the goal of increasing profit margins as volume scales

reAlpha
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End-to-End Homebuying Platform Unifies Key Services


AI-powered support
Real Estate
Mortgage
Title & Closing
Customer savings

[1] As of March 3, 2026, reAlpha holds real estate brokerage licenses in 13 U.S. states and Washington, D.C., mortgage brokerage licenses in 31 U.S. states, and title agency licenses in 3 U.S. states. All three services (Realty, Mortgage, and Title) are currently available on the reAlpha platform in Florida and Virginia; two of the three services are available in eight additional U.S. states; and at least one homebuying service is available in 35 U.S. states and Washington, D.C.

reAlpha
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AI agent on standby 24/7 provides homebuyer education and 24/7 transaction support The End - to - End Real Estate Platform 10 Mortgage built - in so homebuyers can move from offer to closing seamlessly Rebate at closing designed to incentivize consumer adoption of reAlpha services Licensed agents provide expert support on a no - obligation basis

Commission Rebate Program Makes Homebuying More Affordable and Accessible

reAlpha increases homebuyers' purchasing power:

- **Bundle and save** approach is intended to generate homebuyer savings and increase the incentive to use multiple reAlpha products
- **Commission rebate of up to 1.5%**[1] of home purchase price aims to boost purchasing power by increasing down payment, covering closing costs, and/or lowering interest rate
- **Integration with mortgage broker** gives access to 100+ lenders[2] for lower costs, a more customized mortgage, and quicker closings
- **Integration with title company** for ease and time savings

Commission Rebate at Closing

Average Customer Savings: ~$10,000[3]



No Commission Rebate to Homebuyer
up to 1%
of home purchase price back at closing
up to 1.5%
of home purchase price back at closing
Not using reAlpha
Real Estate only
Real Estate + Mortgage

[1] Subject to retained minimums based on home price, services used, and market dynamics
[2] Refers to service offering in 31 states provided by reAlpha Mortgage
[3] Homebuyers who purchased a home with reAlpha Realty, LLC, Prevu Real Estate LLC, or Prevu Real Estate, Inc., licensed real estate brokerages, in 2025 received a median rebate of $10,450. Estimated savings are illustrative and may not be representative of actual customer savings. Actual savings will vary by customer and are not guaranteed

reAlpha
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12 A Homeownership Success Story Utilizing reAlpha’s Full Service Platform Verified Customer $860K Quadplex in Melbourne, FL <$11K cash - to - close 40 - day close | VA Loan • Leveraged reAlpha’s commission rebate and VA benefits to reduce upfront costs • Managed transaction through reAlpha’s platform across Real Estate, Mortgage, and Title services • Efficient transaction timeline enabled by coordination and automation across the reAlpha platform • A low down payment VA loan, coupled with reAlpha’s commission rebate, allowed the customer to purchase a cash - flow generating multifamily asset with appreciation potential “[The] best way to buy your first/next single or multi - unit properties is by using reAlpha Realty, LLC… [My agent] made sure I had all the help and assistance I needed from beginning to the end of the buying process”

Mortgage Division Delivering Strong Growth and High Customer Satisfaction 13 $652MM Total Loan Volume 1,965 Total Loans Closed $332K Avg Loan Amount 4.9/5 Google Reviews Loan Types Formerly Be My Neighbor Mortgage. Data reflects activity from 2022 to December 2025, sourced internally from operational records. reAlpha completed the acquisition of reAlpha Mortgage in September 2024. All financial data from 2022 through December 2025; total Google reviews received for reAlpha Mortgage as of February 27, 2026. Results to - date may not be indicative of future results.

Delivering Comprehensive Title Services Client - Focused and Technology - Driven Delivers comprehensive, digital title services to meet the dynamic needs of reAlpha homebuyers Reliable and Secure By collaborating with underwriters, reAlpha offers customers protection against title defects. Security systems are regularly updated and certified by independent security experts Best Practices Compliance Committed to ongoing compliance with industry best practices, maintaining the highest standards in all our operations 14 reAlpha is pursuing partnerships to expand title offering into new geographic markets, with the aim of offering title services nationwide Title Insurance Residential Closing Services Escrow Services Comprehensive Title Services

Innovative Revenue Model Unlocks Value Across the Homebuying Journey

reAlpha generates revenue from **closing costs and services** beyond the home purchase[15.1]

Realty Services

Providing 24/7 AI-assisted real estate support and expert backup, from search, to showing, to offer and close

Est Revenue per Customer:[1]
$5,000

Current Offering[4]

Mortgage Brokering

Helping homebuyers find a mortgage that fits their unique situation

Est Revenue per Customer:[2]
$8,250

Current Offering[5]

Title Services

Verifying title/ownership history and insurance to cover future claims or liens

Est Revenue per Customer:[3]
$5,000

Current Offering[6]

Post-Closing Services

Managing the moving process, utility setup and monitoring of neighborhood values and taxes[15.2]

Future Offering

Estimated Revenue Potential per Customer: $18,250

[1] Estimated customer revenue for realty services is based on the following assumptions: $446,000 median house price (as of June 2025; Redfin), a 2.4% buyer's agent commission (as of Q2-2025; Redfin); and revenue net of commission rebate at closing (assuming customer uses all three reAlpha services and qualifies for a 75% rebate).
[2] Estimated customer revenue for mortgage services is based on the following assumptions: a median sale price of $446,000 (as of June 2025; Redfin) with an 18% down payment (2024 median; NerdWallet) payment and a loan amount of $365,720. Revenue is based on an average commission of 2.12% of the loan amount, which represents the average commission charged on the loan amount received by reAlpha
[3] Estimated customer revenue for title services is based on the following assumptions: a 0.5% of home purchase price as title fees (Anytime Estimate), 0.5% of the home purchase price as title insurance premium (Anytime Estimate) and a 70% retention rate (Federal Title & Escrow Company).
[4] Current offering in nine states (Detailed availability); [5] Current offering in 31 states (Detailed availability) [6] Current offering in Florida, Tennessee, and Virginia

reAlpha

15

Strategic Acquisition Strengthens reAlpha's AI-Driven Realty Platform

Prevu: Technology-Driven Real Estate Brokerage

Residential real estate brokerage offering buyers a commission rebate through a fully digital homebuying platform

Expands Realty Footprint • Market-Tested Rebate Model • Enhances Platform Automation

reAlpha

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Prevu Business Overview: Fully Integratable into reAlpha’s Full Stack Model 1 U.S. Census Bureau, Population Division – Annual Estimates of the Resident Population for States and D.C., July 1, 2024 (Vintage 2024) Market Coverage Key Metrics ⟶ Founded in 2017 ⟶ 1270 total homes sold ⟶ $1.5M 2025 estimated revenue ⟶ 9 agents Business Highlights Proven Rebate Model 12 States + DC Market - tested commission rebate structure with demonstrated buyer adoption 1 Agent Operating Platform Proprietary back - end technology that enables agents to manage high transaction volumes efficiently 2 High - Value Market Focus Operational focus on large metro markets with higher average home prices 3 52% U.S. Population Coverage 1 Regulatory coverage across 12 states and DC, covering more than half of of the U.S. population 4 17

Acquire regulatory infrastructure, expanding realty footprint from 3 to 13 markets, and financially accretive transaction flow to drive growth Immediate Multi - State Market Entry and Transaction Flow Combine digital platform with Claire (AI homebuying concierge) to further reduce friction and elevate the homebuyer experience Complementary Technology & User Experience Platforms Unlock cross - sell opportunities across mortgage and title services to deepen engagement and increase revenue per client Cross - Selling Synergies Across Mortgage and Title Realize cost and operational synergies across marketing, tech, and admin to improve the combined company’s profitability trajectory Cost Synergies Supporting Profitability Synergistic Platform Expected to Accelerate Path to Profitability Scale Differentiation Revenue Lift Margin Expansion 18

Geographic Footprint Expansion • reAlpha’s goal is to continue expanding to additional states and add Realty and Mortgage licenses to the portfolio Service Expansion • Increase services where reAlpha does not have a full suite of homebuying services in place • Attract service partners to reAlpha’s vertically - integrated ecosystem Market Share Penetration • Build a larger network of service personnel through agent recruitment strategies and acquisitions • Offer a more affordable, streamlined experience that generates organic customer interest • Implement AI - driven tech - enabled processes that increase transaction capacity for service personnel Present in 35 states and D.C. as of March 3, 2026 Prevu Acquisition and Strategic License Expansion Will Open New Markets and Drive Scale 19

20 Multi - Channel Go - to - Market Strategy Fuels Lead Acquisition through Real Estate and Mortgage 1 Brand investment enabled through Mecurius Media Capital LP media - for - equity investment 2 In states where multiple services are available, such as Florida, Georgia, and Texas Integrated digital experience across Real Estate and Mortgage designed to improve conversion Brand 1 Paid Social Paid Search Blog content optimized for AEO Organic Search Agents drive Loan Officers generate direct leads referral business Self - Generated Lead exchange between Real Estate G Mortgage 2 Mortgage Real Estate

Momentum Accelerating Across the Business

Strategic Progress Since Last Quarter

Acquired Prevu to Expand Real Estate Footprint

Expanded digital brokerage presence to 13 states and Washington, D.C., accelerating national growth

Launched Homebuying Hub

Introduced a centralized platform to coordinate the homebuying journey across search, financing, and closing

Appointed Kutzman CFO of reAlpha

Appointed Thomas Kutzman as Chief Financial Officer to oversee financial operations, capital strategy, and key corporate functions

Launched Internal AI-Powered Engagement Assistant

Improved mortgage operations with AI-driven workflow to strengthen top-of-funnel conversion performance

Signed Definitive Agreement to Acquire InstaMortgage

Entered agreement to expand mortgage footprint to nine additional states and add direct lending capabilities

Launched National Loan Officer Recruitment Program

Implemented RSU-based incentives to attract high-producing mortgage professionals

reAlpha

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70% $895K REVENUE YoY 54% YoY $561K GROSS PROFIT (6 ppt) 63% GROSS PROFIT MARGIN YoY (95%) ($3,848K) ADJUSTED EBITDA YoY Financial Highlights 22 Q4 2025 RESULTS 1 YoY represents a comparison against the same period in the prior year (Q4 ‘24 vs Q4 ‘25) 1 Results for the periods presented include the operations of GTG Financial, which acquisition was completed on February 20, 2025 and subsequently rescinded on August 21, 2025. Following August 21, 2025, GTG Financial was no longer a subsidiary of reAlpha and its results of operations are only included through August 21, 2025.

376% $4,518K REVENUE YoY (14 ppt) YoY 54% GROSS PROFIT MARGIN 149% $7,784K CASH YoY (146%) ($13,689K) ADJUSTED EBITDA YoY Financial Highlights 23 FY 2025 RESULTS 1 YoY represents a comparison against the same period in the prior year (FY ‘24 vs FY ‘25) 1 Results for the periods presented include the operations of GTG Financial, which acquisition was completed on February 20, 2025 and subsequently rescinded on August 21, 2025. Following August 21, 2025, GTG Financial was no longer a subsidiary of reAlpha and its results of operations are only included through August 21, 2025. TRANSACTION VOLUME $116M The aggregate dollar value of transactions generated across brokerage, mortgage, and title services during the trailing twelve month period

Expand Service Offerings • Accelerate state licensing expansion across Realty, Mortgage, and Title • Build out correspondent lending to improve mortgage funding options • Continue strategic acquisitions of service companies Strategic Roadmap to Drive Growth and Operational Excellence Increase Funnel Conversion • Enhance product and service features to increase pull - through from web traffic • Increase service upsell rate by leveraging tiered commission rebates • Continue to onboard experienced, top performing loan officers Continue Investment in AI & Automation • Continue to expand AI Loan Officer Assistant to further speed processing • Launch new proprietary AI features to streamline homebuyer experience • Automate routine operational workflows Maintain Focus on Operational Efficiency • Maintain active management of vendor costs and overhead • Plan and execute strategic capital raises for growth investment • Deepen integration across Realty, Mortgage, and Title to accelerate closings and increase cost savings Diversify Customer Acquisition Channels • Increase spending in proven lead generation channels • Pilot new channels to broaden reach • Maximize remaining Mercurius brand marketing investment 24

NASDAQ: AIRE Email InvestorRelations@realpha.com Phone +1 707 - 732 - 5742 ext 2 Corporate 6515 Longshore Loop, Suite 100, Dublin, OH 43017 525 Washington Blvd, Suite 300, Jersey City, NJ 07310 Realty 1560 Sawgrass Corporate Parkway, Suite 455, Sunrise, FL, 33323 Mortgage 305 W Woodard St, Suite 220, Denison, TX 75020 Prevu 110 E 25th St, New York, NY 10010

Endnotes 26 Notes to Page 4 – Investment Highlights and Page 5 – $3.4 Trillion U.S. Real Estate Market Represents Significant Opportunity [4.1] Redfin Data Center. "Monthly Housing Market Data from January 2025 - December 2025." Redfin, [URL: https:// www.redfin.com/news/data - center/ ] . Based on the total 2025 U.S. Housing Market value of approximately $1.5 trillion (sum of total value of homes sold in all 50 states), and an average combined buyer and seller agent commission rate of 5.70% in 2025 from Clever Real Estate. "Average Real Estate Agent Commission Rates (2026 Survey)" Yahoo Finance, [URL: http://listwithclever.com/average - real - estate - commission - rate/ ] [4.2] Total Value of Mortgages Originated from Trading Economics. “United State Mortgage Originations” (URL: https://tradingeconomics.com/united - states/mortgage - originations ). Sum of all 2025 quarters to represent calendar year 2025. Total Value of Mortgage Originated includes refinances. Average of 1 - 2% commission rate sourced from Consumer Affairs. “How Much Do Mortgage Brokers Make?” (URL: https:// www.consumeraffairs.com/finance/how - much - do - mortgage - brokers - make.html ). We have assumed a 1.1% average commission rate on the total value of mortgages originated to derive the total mortgage broker commissions presented in the graphic. Notes to Page 15 – Innovative Revenue Model Unlocks Value Across the Homebuying Journey [15.1] Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage and market conditions. [15.2] While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

Non - U.S. GAAP Reconciliation The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented in this presentation: 27 (1) Represents amortization of all debt issuance costs and original issue discount due to the repayment of the Note (as defined below) issued to Streeterville Capital, LLC (“Streeterville”). (2) Represents remeasurement gains or losses related to the contingent consideration of reAlpha Mortgage. (3) Represents non - cash remeasurement gains or losses related to the shares of Series A Preferred Stock issued in the MMC transaction. (4) Represents a gain recognized upon the rescission of the GTG Financial acquisition. (5) Represents the commitment fee of $1,000,000 incurred in connection with the GEM equity facility, which has been amortized over a period of 24 months, beginning on October 23, 2023. (6) Represents non - cash stock - based compensation expense associated with shares of common stock issued to consultants ($2,526), shares of common stock issued to employees ($102,880), and restricted stock units (RSUs) granted to executive officers and other eligible employees ($757,071). (7) Represents legal and professional fees incurred in connection with the issuance of shares of common stock and warrants from our equity offerings and other capital raise transactions. Year ended December 31 2024 2025 ($26,022,349) ($17,590,392) Net loss Adjusted to exclude the following: $282,095 $543,170 Depreciation and amortization $181,875 $545,624 Amortization of loan discounts and origination fee (1) $18,339,635 - Loss from Discontinued Operations ($54,260) - Income tax benefit - $220,016 Impairment of intangible assets - ($604,123) Changes in fair value of contingent consideration (2) - $456,325 Change in fair value of preferred stock embedded derivative liability (3) - $438,834 Loss on extinguishment of debt - ($94,071) Loss (gain) on deconsolidation (4) ($20,663) $103,354 Loss (gain) on equity method investments $333,759 $394,434 Interest expense $500,000 $406,250 Non - cash commitment fee expenses (5) $316,183 $862,476 Stock based compensation (6) - $490,868 Equity offering costs (7) $517,251 $137,771 Acquisition - related expenses ($5,626,474) ($13,689,464) Adjusted EBITDA

Planned Acquisitions Showings Mortgage Post - closing Services 28 Completed Acquisitions Technology - driven real estate brokerage Mortgage brokerage services in 31 states; formerly known as Be My Neighbor AI - powered chatbot in 270+ languages Title insurance and settlement services in 3 states (controlling interest) In - house AI development studio; formerly known as Naamche

Jamie Cavanaugh CEO, reAlpha Mortgage Jamie is a seasoned mortgage executive with expertise leading strategy, growth, and operations. She has held senior roles at Amerifund Home Loans, Prospect Mortgage, and Bank of America. She is a licensed California Real Estate Broker and has been a Mortgage Loan Originator since 2001. Cristol Rippe CMO, reAlpha Tech Corp. Cristol is a proven marketing executive with a track record of building high - velocity brands in fintech and proptech. She led marketing through Root Insurance’s IPO, and held senior marketing roles at Landed, 2Checkout, and Abbott Nutrition. Leadership Team Mike Logozzo CEO, reAlpha Tech Corp. Mike is an experienced leader with a strong background in financial services, innovation, and operations. Previously, he held senior roles at BMW Financial Services managing a large portfolio and at L Marks, driving innovation for global enterprises. 29 Vijay Rathna CTO, reAlpha Tech Corp. Vijay is an experienced technology leader with over 20 years in software engineering, AI, and enterprise innovation. He previously served as SVP of Innovation and Development at Coretelligent, where he led advanced AI initiatives and enterprise platform development. Thomas Kutzman CFO, reAlpha Tech Corp Thomas is a growth - minded executive with a focus on financial markets and real estate technology. He has more than a decade of capital markets experience, as well as strong operating experience. He most recently co - founded digital homebuying startup Prevu, where he served as CEO.

Board of Directors



Giri Devanur
Executive Chairman

- Entrepreneur with Nasdaq IPO experience
- EY Entrepreneur of the Year (2017)



Dimitrios Angelis
Chairman, Corporate Governance & Compensation Committees

- Board Director of a publicly listed company
- Co-founder of several startups, including Sparta Biomedical
- Managing Partner at Pharma Tech LLC



Balaji Swaminathan
Chairman, Audit Committee

- Founder and CEO of SAIML Private Ltd
- Former President of Westpac Banking Corp.
- Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch



Prabhu Antony
Board Member

- Founder and CIO of Scieniti
- Former Oracle Corporate Development; $10B+ in cross-border M&A
- Alumni of Stanford GSB and Wharton



Mike Logozzo
CEO, reAlpha Tech Corp.

- CEO since June 2025; previously served as COO, President, and CFO
- 18-year leadership tenure at BMW Financial Services (Americas & Munich)
- Former Managing Director, Americas at L Marks

reAlpha
30